Exhibit 99.1

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                            SELIGMAN NEW TECHNOLOGIES FUND

                                Quarterly Booklet

                                    JUNE 2007

The Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

On February 25, 2004, a special meeting of stockholders of the Fund was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and (ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments could take additional years to complete due to the illiquid nature of a substantial portion of its assets.

The Fund is a closed-end fund and shareholders are not able to redeem their shares. Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results. You can obtain the Fund's most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or Seligman Advisors, Inc. at 800-221-2783. These reports and other filings can also be found on the Securities and Exchange Commission's EDGAR Database. You should read these reports and other filings carefully.

SELIGMAN NEW TECHNOLOGIES FUND
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Performance & Portfolio Analysis (6/30/07)
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Seligman New Technologies Fund   Inception Date: 07/27/1999
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Performance data quoted herein represents past performance.  Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all capital gain distributions and assume that all return of capital distributions made in connection with the liquidation of the Fund were taken in cash. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.

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Portfolio Returns                                          Goldman
----------------------------                  Fund          Sachs
                                           Performance   Tech Index
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Cumulative Total Return Since Inception      (82.7%)      (23.1%)
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Average Annual Return Since Inception        (19.8%)       (3.3%)
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Five Year Annual Average Return              (12.8%)       11.7%
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One Year Total Return                         (0.4%)       26.9%
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YTD Total Return                              11.0%        10.4%
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Sector Analysis (% of NAV)
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                                            Public        Private        Total
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Broadband and Fiber Optics                    0.0%          0.0%          0.0%
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Digital Enabling Technologies                 0.0%          0.0%          0.0%
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Enterprise Business Infrastructure            0.0%          7.9%          7.9%
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Internet Business-to-Consumer                 0.0%          0.0%          0.0%
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Wireless                                      0.0%          0.0%          0.0%
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Other                                        91.9%          0.2%         92.1%
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Total                                        91.9%          8.1%        100.0%
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Top Holdings*
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Top Holdings
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(Represents 9.4% of Net Assets)
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The Petroleum Place
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UGO Networks**
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Compass Ventures Partners, L.P.**
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VillageEDOCS
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Axentis LLC**
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Tower Gate**
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*     The Fund distributed $1.75 per share to the Fund's  stockholders of record as of August 10, 2007. As of September 25, 2007, the top holdings noted represented approximately 42.1% of the Fund's net assets.

**    Under contract to be sold.

See footnotes on page 3. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 3 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND
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Footnotes
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On February  25,  2004, a special  meeting of the  stockholders  of Seligman New
Technologies Fund, Inc. (the "Fund") was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and
(ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of a substantial portion of its assets.

The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

The Portfolio holdings are subject to change. The Fund's non-cash holdings are concentrated in one security, Petroleum Place. There is no assurance that the Fund will be able to dispose of this investment at its current carrying value.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

                                          Distributed by Seligman Advisors, Inc.

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